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                         Supplement Dated July 31, 2003
            To Statement of Additional Information Dated May 1, 2003
                        Hilliard Lyons Growth Fund, Inc.

The following information is in addition to the information found on page 22 of the Statement of Additional Information.

Sales Charge Waivers. The Fund sells shares at net asset value without imposition of sales charge to the following persons; (i) current and retired (as determined by Hilliard Lyons) employees of Hilliard Lyons and its affiliates, their spouses and children under the age of 25 and employee benefit plans for such employees, provided orders for such purchases are placed by the employee;
(ii) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (iii) employees and directors of the Fund and registered representatives of authorized dealers; (iv) existing advisory fee clients of Hilliard Lyons Investment Management Group or Hilliard Lyons Trust Company on purchases effected by transferring all or a portion of their investment management or trust account to the Fund provided that such account had been maintained for a period of six months prior to the date of purchase of fund shares; (v) investors purchasing shares through a Hilliard Lyons investment broker to the extent that the purchase of such shares is funded by the proceeds from the sale of shares of any mutual fund (for which the investor paid a front-end sales charge) other than a money market fund (a) purchased within three years of the date of the purchase of Fund shares and held for at least six months or (b) purchased at any time and for which Hilliard Lyons was not a selling dealer, provided that in either case the order for Fund shares must be received within 30 days after the sale of the other fund; (vi) trust companies, bank trust departments and registered investment advisors purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested in the Fund by such entity or adviser during the subsequent 13-month period totals at least $100,000 (vii) employer-sponsored retirement plans with assets of at least $100,000 or 25 or more eligible participants, and (viii) accounts established under a fee-based program sponsored and maintained by a registered broker dealer or other financial intermediary and approved by the Distributor.

         In order to take advantage of a sales charge waiver, a purchaser must certify to the Distributor eligibility for a waiver and must notify the Distributor whenever eligibility for a waiver ceases to exist. The Distributor reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible.

This Supplement, the Prospectus and the Statement of Additional Information dated May 1, 2003 contain information that you should know before investing in the Funds and should be retained for future reference.